Exhibit 99.1

                  Certification of the Chief Executive Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the quarterly report of MedSolutions, Inc. (the "Company") on Form 10-QSB for the nine months ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Matthew H. Fleeger, the Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:



         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/  MATTHEW H. FLEEGER
                                        ------------------------
                                        Matthew H. Fleeger
                                        Chief Executive Officer
                                        Date:  November 14, 2002